UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Quantum Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

QUANTUM CORPORATION Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on September 12, 2023 This communication presents only an overview of the proposals being presented at the upcoming shareholder meeting. We encourage you to access and review all of the important information contained in the proxy materials before voting. This Notice, the Proxy Statement, and the Annual Report are available at www.viewproxy.com/QMCO/2023. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before September 4, 2023 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. To the Shareholders of QUANTUM CORPORATION: Notice is hereby given that the Annual Meeting of Shareholders of Quantum Corporation will be held virtually on September 12, 2023 at 10:30 a.m., Pacific Time to consider and vote on the following matters: 1. Election of Directors. (1) James J. Lerner (2) Marc E. Rothman (3) Yue Zhou (Emily) White (4) Christopher D. Neumeyer (5) Donald J. Jaworski (6) Hugues Meyrath 2. Approval to Adopt the 2023 Long Term Incentive Plan 3. Approval to Amend and Restate the Employee Stock Purchase Plan 4. Advisory Vote to Approve Executive Compensation 5. Advisory Vote on Frequency of Advisory Vote on Executive Compensation Note: In their discretion, the proxies are authorized to vote upon and transact such other business as may properly come before the Annual Meeting and any adjournments and postponements thereof. The Board of Directors recommends that you vote FOR each nominee in Proposal 1, FOR Proposals 2, 3 and 4 and ONE YEAR for Proposal 5. The Securities and Exchange Commission rules permit us to make our proxy materials available to our shareholders via the Internet. Material for this annual meeting may be requested by one of the following methods: To view your proxy materials online, go to www.viewproxy.com/QMCO/2023. Have the 11-digit virtual control number (located below) available when you access the website and follow the instructions. Call 1-877-777-2857 TOLL FREE By e-mail at: requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit virtual control number (located below) in the subject line. No other requests, instructions, or other inquiries should be included with your e-mail requesting material. You must use the 11-digit control number located in the box below. CONTROL NUMBER

QUANTUM CORPORATION HOW TO REGISTER FOR THE VIRTUAL ANNUAL MEETING The 2023 Annual Meeting of Shareholders of Quantum Corporation will be held virtually on September 12, 2023 at 10:30 a.m., Pacific Time. As a registered holder as of the close of business on July 17, 2023, the record date for the Annual Meeting, you may attend the Annual Meeting by first registering at www.viewproxy.com/QMCO/2023 using your control number (listed on the bottom of the first page). Your registration must be received by 11:59 p.m., Eastern Time on September 10, 2023. On the day of the meeting, you may log in to the meeting using the invitation provided upon registration and follow the instructions to vote your shares. Please have your control number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting are contained in the Proxy Statement and at www.viewproxy.com/QMCO/2023. PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE The following proxy materials are available to you to review: • Annual Report • Proxy Statement • Notice HOW TO ACCESS YOUR PROXY MATERIALS View Online: Have your 11-digit control number in hand and visit www.viewproxy.com/QMCO/2023. Request and Receive a Paper or E-Mail Copy: By Internet: www.viewproxy.com/QMCO/2023 By Telephone: 1-877-777-2857 TOLL FREE By E-Mail: requests@viewproxy.com. Please include the company name and your 11-digit control number in the subject line; do not include any other text or message in the e-mail. VOTING METHODS Via Internet Prior to the Annual Meeting: Go to www.AALVote.com/QMCO. Have your 11-digit control number available and follow the prompts. Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Internet During the Annual Meeting: Go to www.AALvote.com/QMCO. Have your 11-digit control number available and follow the prompts. Via Mail Prior to the Annual Meeting: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail. Via Telephone Prior to the Annual Meeting: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone.